October 12, 2016

CITIZENSSELECT FUNDS
-Dreyfus Institutional Preferred Treasury Securities Money Market Fund
-Dreyfus Prime Money Market Fund
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
-Dreyfus Government Cash Management
-Dreyfus Government Securities Cash Management
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
-Dreyfus Institutional Preferred Government Plus Money Market Fund
DREYFUS INSTITUTIONAL RESERVES FUNDS
-Dreyfus Institutional Preferred Government Money Market Fund
-Dreyfus Institutional Treasury and Agency Cash Advantage Fund
-Dreyfus Institutional Treasury Securities Cash Advantage Fund
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS AMT-FREE NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
-Dreyfus California AMT-Free Municipal Cash Management
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY SECURITIES CASH MANAGEMENT
DREYFUS VARIABLE INVESTMENT FUND
-Government Money Market Portfolio

Supplement to Current Statutory Prospectuses

The following information regarding purchasing shares supersedes and replaces any contrary information in the Shareholder Guide section of the statutory prospectuses:

An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.